EXHIBIT 99.1

Home BancShares, Inc. Announces 2008 Results

CONWAY, Ark., Jan. 15, 2009 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB) today announced net income for the year ended December 31, 2008 of $10.1 million compared to $20.4 million for the year ended 2007. Diluted earnings per share for the year ended 2008 were $0.50, compared to $1.08 for the comparable period in 2007.

For the fourth quarter of 2008, the net loss was $9.4 million, or $0.46 diluted loss per share compared to net income of $5.4 million, or $0.28 diluted earnings per share for the same period in 2007.

Because acquisitions are a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted loss per share was $0.45 for the fourth quarter of 2008 compared to earnings of $0.30 for the fourth quarter of 2007. Cash diluted earnings per share for the year ended 2008 were $0.55, compared to $1.14 for the same period in 2007.

During the fourth quarter of 2008, the Company experienced several items that it does not consider part of its core earnings going forward. These items include a $19.0 million increased provision for loan losses over our normal quarterly provision, $2.4 million of write-downs on other real estate owned, $1.8 million of merger expenses from our bank charter consolidation, a $3.9 million impairment write-down on two trust preferred investment securities and $448,000 of other income resulting from our ownership of Arkansas Banker's Bank stock during their fourth quarter reorganization. The combined financial impact of these items to the Company on an after-tax basis is a loss of $16.2 million or $0.80 diluted per share. If adjusted for these non core items the announced loss for the fourth quarter of 2008 would reflect core net income of $6.8 million or $0.34 diluted earnings per share.

"Reporting a quarterly loss is an abnormal event for us. Even after absorbing our asset quality issues, predominantly Florida real estate, you will find a solid Company. Our hallmark continues to be strong reserves and excess capital," said John Allison, Chairman and Chief Executive Officer. "The good news is our core earnings remain steady."

During the fourth quarter of 2008, we applied for the Treasury Department's Capital Purchase Program. An additional $50.0 million of capital has been approved by the government and by the vote of our shareholders. This additional capital will increase our Tier 1 and Total Risk Based Capital ratios by approximately 2.2 percentage points to 14.9% and 16.2%, respectively. These ratios will continue to be significantly above the well capitalized guidelines established by the bank regulatory agencies of 6.0% and 10.0%, respectively. The Company anticipates receiving this $50.0 million on January 16, 2009.

Operating Highlights

Net interest income for the fourth quarter of 2008 increased 21.1% to $21.6 million compared to $17.9 million for the fourth quarter of 2007. Net interest margin, on a fully taxable equivalent basis, was 3.78% in the quarter just ended compared to 3.61% in the fourth quarter of 2007, an increase of 17 basis points. The Company's fourth quarter 2008 net interest margin of 3.78% reflected a slight decrease of 4 basis points from 3.82% in the third quarter of 2008. The Company's strong loan growth which was funded by run off in the investment portfolio and deposit growth in 2008 combined with improved pricing on our deposits allowed the Company to improve net interest margin from 2007 to 2008. The slight decrease in the 2008 linked quarters is a result of our increase in non-accrual loans and margin pressure from the most recent cuts in the Federal Funds rate.

Core non-interest income (non-interest income excluding write-downs of other real estate owned and security impairments offset by the other income from Arkansas Bankers Bank) for the fourth quarter of 2008 was $7.6 million compared with $6.7 million for the fourth quarter of 2007. The recurring improvements during the past year are the result of various items including our acquisition of Centennial Bancshares on January 1, 2008, organic growth from service charges on deposits and other service charges and fees.

Core non-interest expense (non-interest expense excluding merger expenses) for the fourth quarter of 2008 improved by $194,000 to $18.3 million when compared with $18.5 million for the third quarter of 2008. This improvement is the result of our successful efforts to control costs and the early stages of implementing improvements from our efficiency study.

Financial Condition

Total loans were $1.96 billion at December 31, 2008 compared to $1.61 billion at December 31, 2007, an increase of 21.7%. Total deposits were $1.85 billion at December 31, 2008 compared to $1.59 billion at December 31, 2007, an increase of 16.1%. Total assets were $2.58 billion at December 31, 2008, a 12.6% increase from $2.29 billion at December 31, 2007.

Nonperforming loans as a percent of total loans were 1.53% as of December 31, 2008 compared to 0.20% as of December 31, 2007. Nonperforming assets as a percent of total assets were 1.42% as of December 31, 2008 compared to 0.36% as of December 31, 2007.

The Company's allowance for loan losses was $40.4 million at December 31, 2008, or 2.06% of total loans, compared to $29.4 million, or 1.83% of total loans, at December 31, 2007. As of December 31, 2008, the Company's allowance for loan losses equaled 135% of its total nonperforming loans compared to 904% as of December 31, 2007.

Stockholders' equity was $283.0 million at December 31, 2008 compared to $253.1 million at December 31, 2007, an increase of 11.9%. Book value per common share was $14.25 at December 31, 2008 compared to $13.58 at December 31, 2007, a 4.9% increase.

Branch Expansion

During 2008, the Company opened Arkansas branch locations in Morrilton and Cabot. Presently, the Company is evaluating additional opportunities and has one commitment for an additional de novo branch in Heber Springs, Arkansas during the next several months.

Charter Consolidation

In the fourth quarter of 2008, First State Bank and Marine Bank consolidated and adopted Centennial Bank as its new name. Community Bank and Bank of Mountain View will follow suit in the first quarter of 2009, and Twin City Bank and the original Centennial Bank will complete the process in the summer of 2009. All of the banks will, at that time, have the same name, logo and charter allowing for a more customer-friendly banking experience and seamless transactions across our entire banking network.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, January 15, 2009. Interested parties can listen to this call by calling 1-800-860-2442 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 426358, which will be available until January 23, 2009 at 9:00 a.m. ET. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas, with bank subsidiaries that provide a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. The bank subsidiaries have locations in central Arkansas, north central Arkansas, southern Arkansas, the Florida Keys and southwestern Florida. Recently, the Company announced plans to combine the charters of its banks into a single charter and adopt Centennial Bank as their common name. This combination is in process and is expected to be completed by the middle of this year. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB."

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.'s financial results are included in its Form 10-K, filed with the Securities and Exchange Commission in March 2008.

                         Home BancShares, Inc.
               Consolidated End of Period Balance Sheets
                              (Unaudited)

 (In          Dec. 31,    Sep. 30,    Jun. 30,   Mar. 31,    Dec. 31,
  thousands)   2008         2008        2008       2008        2007
 ---------- ----------  ----------  ----------  ----------  ----------

     ASSETS
     ------

 Cash and
  due from
  banks     $   46,765  $   50,445  $   60,915  $   53,862  $   51,468
 Interest-
  bearing
  deposits
  with
  other
  banks          7,403      10,290       4,845       5,828       3,553
            ----------  ----------  ----------  ----------  ----------
   Cash and
    cash
    equi-
    valents     54,168      60,735      65,760      59,690      55,021
 Federal
  funds
  sold           7,865      28,347       7,436      37,331          76
 Investment
  securi-
  ties -
  available
  for sale     355,244     381,564     383,285     403,755     430,399
 Loans
  receiv-
  able       1,956,232   1,967,923   1,951,272   1,866,969   1,606,994
 Allowance
  for loan
  losses       (40,385)    (36,372)    (36,563)    (37,075)    (29,406)
            ----------  ----------  ----------  ----------  ----------
   Loans
    receiv-
    able,
    net      1,915,847   1,931,551   1,914,709   1,829,894   1,577,588
 Bank
  premises
  and
  equipment,
  net           73,610      70,500      70,745      71,155      67,702
 Foreclosed
  assets
  held for
  sale           6,763       9,392       5,284       5,097       5,083
 Cash value
  of life
  insurance     50,201      49,731      49,189      48,678      48,093
 Investments
  in uncon-
  solidated
  affiliates     1,424       1,424       1,424       1,424      15,084
 Accrued
  interest
  receivable    13,115      13,804      13,962      14,649      14,321
 Deferred
  tax asset,
  net           16,267      14,530      12,420      10,583       9,163
 Goodwill       50,038      50,038      49,849      49,849      37,527
 Core
  deposit
  and other
  intang-
  ibles          6,547       7,009       7,471       7,934       7,702
 Mortgage
  servicing
  rights         1,891       2,039       2,186       2,333          --
 Other
  assets        27,113      29,926      27,899      28,773      23,871
            ----------  ----------  ----------  ----------  ----------
  Total
   assets   $2,580,093  $2,650,590  $2,611,619  $2,571,145  $2,291,630
            ==========  ==========  ==========  ==========  ==========

   LIABILITIES AND STOCKHOLDERS' EQUITY
   ------------------------------------

 Liabilities
 Deposits:

  Demand
   and
   non-
   interest-
   bearing  $  249,349  $  263,410  $  248,036  $  255,532  $  211,993
  Savings
   and
   interest-
   bearing
   trans-
   action
   accounts    656,758     680,217     722,877     687,252     582,477
  Time
   deposits    941,801     969,444     930,890     911,954     797,736
            ----------  ----------  ----------  ----------  ----------
   Total
    depo-
    sits     1,847,908   1,913,071   1,901,803   1,854,738   1,592,206
 Federal
  funds
  purchased         --          --       8,485          --      16,407
 Securities
  sold
  under
  agreements
  to
  repur-
  chase        113,389     108,350     116,865     114,589     120,572
 FHLB
  borrowed
  funds        282,975     278,182     238,551     249,848     251,750
 Accrued
  interest
  payable
  and other
  liabili-
  ties           5,202      12,350      10,440      17,936      13,067
 Subordinated
  debentures    47,575      47,598      47,620      47,643      44,572
            ----------  ----------  ----------  ----------  ----------
   Total
    liabil-
    ities    2,297,049   2,359,551   2,323,764   2,284,754   2,038,574
            ----------  ----------  ----------  ----------  ----------

 Stockholders'
  equity
 Common
  stock            199         198         183         183         173
 Capital
  surplus      253,581     252,836     220,248     220,052     195,649
 Retained
  earnings      32,639      43,310      70,220      65,575      59,489
 Accumulated
  other
  compre-
  hensive
  gain
  (loss)        (3,375)     (5,305)     (2,796)       581       (2,255)
            ----------  ----------  ----------  ----------  ----------
  Total
   stock-
   holders'
   equity      283,044     291,039     287,855     286,391     253,056
            ----------  ----------  ----------  ----------  ----------
  Total
   liabilities
   and
   stock-
   holders'
   equity   $2,580,093  $2,650,590  $2,611,619  $2,571,145  $2,291,630
            ==========  ==========  ==========  ==========  ==========

                         Home BancShares, Inc.
              Consolidated Statements of (Loss) Income
                             (Unaudited)

                                        Quarter Ended
                   ---------------------------------------------------
                    Dec. 31,   Sep. 30,    Jun. 30,   Mar. 31,  Dec. 31,
  (In thousands)      2008       2008        2008       2008      2007
 ----------------    -----      -----       -----      -----     -----
  Interest income
   Loans             $ 30,527  $ 31,831  $ 32,209  $ 33,245  $ 30,887
   Investment
    securities
       Taxable          2,870     2,982     2,996     3,762     4,011
       Tax-exempt       1,267     1,216     1,199     1,168     1,093
   Deposits -
    other banks             6        35        37        55        34
   Federal funds
    sold                   24        24        99       166        31
                     --------  --------  --------  --------  --------
 Total interest
  income               34,694    36,088    36,540    38,396    36,056
                     --------  --------  --------  --------  --------
 Interest expense
    Interest on
     deposits           9,700    10,752    11,619    13,522    13,592
    Federal
     funds
     purchased             14        79        20        69       170
    FHLB borrowed
     funds              2,382     2,239     2,059     2,575     2,712
    Securities
     sold under
     agreements
     to repurchase        173       394       367       588       974
    Subordinated
     debentures           800       769       734       811       748
                     --------  --------  --------  --------  --------
 Total interest
  expense              13,069    14,233    14,799    17,565    18,196
                     --------  --------  --------  --------  --------
 Net interest
  income               21,625    21,855    21,741    20,831    17,860
    Provision
     for loan
     losses            20,064     1,439       704     4,809     1,195
                     --------  --------  --------  --------  --------
 Net interest
  income after
  provision
  for loan
  losses                1,561    20,416    21,037    16,022    16,665
                     --------  --------  --------  --------  --------
 Non-interest
  income
    Service
     charges on
     deposit
     accounts           3,650     3,557     3,352     3,097     3,129
    Other service
     charges and
     fees               1,513     1,698     1,699     1,654     1,294
    Data
     processing
     fees                 256       239       225       210       165
    Mortgage
     lending
     income               629       695       706       741       385
    Mortgage
     servicing
     income               199       206       217       231        --
    Insurance
     commissions          155       164       184       272       149
    Income from
     title services       145       141       189       168       138
    Increase
     in cash
     value of life
     insurance            471       544       513       585       626
    Dividends
     from FHLB,
     FRB &
     bankers' bank        126       194       227       281       259
    Equity in
     earnings
     of
     unconsolidated
     affiliate             --        --        --       102        37
    Gain on
     sale of
     equity
     investment            --        --        --     6,102        --
    Gain on sale
     of SBA loans          --        26        --       101        --
    Gain (loss)
     on sale
     of premises
     & equip, net         105        --        --        (2)      (14)
    Gain (loss)
     on OREO, net      (2,422)      (28)      (50)     (380)       54
    Gain (loss) on
     securities,
     net               (3,860)       --    (2,067)       --        --
    Other income          765       348       472       372       432
                     --------  --------  --------  --------  --------
 Total
  non-interest
  income                1,732     7,784     5,667    13,534     6,654
                     --------  --------  --------  --------  --------
 Non-interest
  expense
    Salaries and
     employee
     benefits         8,618     8,739     8,931     9,278       7,560
    Occupancy and
     equipment        2,800     2,825     2,726     2,702       2,461
    Data
     processing
     expense            942       815       833       786         690
    Other
     operating
     expenses         7,699     6,099     6,007     5,917       4,967
                   --------  --------  --------  --------    --------
 Total
  non-interest
  expense            20,059    18,478    18,497    18,683      15,678
                   --------  --------  --------  --------    --------
 (Loss) income
  before income
  taxes             (16,766)    9,722     8,207    10,873       7,641
    Income tax
     (benefit)
     expense         (7,386)    3,158     2,553     3,595       2,246
                   --------  --------  --------  --------    --------
 Net (loss)
  income           $ (9,380) $  6,564  $  5,654  $  7,278    $  5,395
                   ========  ========  ========  ========    ========

 (In thousands)                                        Year Ended
 ----------------                            --------------------------
                                                 Dec. 31,    Dec. 31,
                                                   2008        2007
                                                  -----       -----
 Interest income
     Loans                                     $ 127,812    $ 120,067
     Investment securities
         Taxable                                  12,610       17,003
         Tax-exempt                                4,850        4,187
     Deposits - other banks                          133          166
     Federal funds sold                              313          342
                                               ---------    ---------
   Total interest income                         145,718      141,765
                                               ---------    ---------
  Interest expense
      Interest on deposits                        45,593       56,232
      Federal funds purchased                        182          816
      FHLB borrowed funds                          9,255        8,982
      Securities sold under
          agreements to repurchase                 1,522        4,746
      Subordinated debentures                      3,114        3,002
                                               ---------    ---------
   Total interest expense                         59,666       73,778
                                               ---------    ---------
   Net interest income                            86,052       67,987
      Provision for loan losses                   27,016        3,242
                                               ---------    ---------
   Net interest income after
      provision for loan losses                   59,036       64,745
                                               ---------    ---------
   Non-interest income
      Service charges on deposit accounts         13,656       11,202
      Other service charges and fees               6,564        5,470
      Data processing fees                           930          784
      Mortgage lending income                      2,771        1,662
      Mortgage servicing income                      853           --
      Insurance commissions                          775          762
      Income from title services                     643          713
      Increase in cash value
       of life insurance                           2,113        2,448
      Dividends from FHLB, FRB &
       bankers' bank                                 828          911
      Equity in earnings of
       unconsolidated affiliate                      102          (86)
      Gain on sale of equity investment            6,102           --
      Gain on sale of SBA loans                      127          170
      Gain (loss) on sale of premises
       & equip, net                                  103          136
      Gain (loss) on OREO, net                    (2,880)         251
      Gain (loss) on securities, net              (5,927)          --
      Other income                                 1,957        1,331
                                               ---------    ---------
   Total non-interest income                      28,717       25,754
                                               ---------    ---------
   Non-interest expense
      Salaries and employee benefits              35,566       30,496
      Occupancy and equipment                     11,053        9,459
      Data processing expense                      3,376        2,648
  Other operating expenses                        25,722       18,932
                                               ---------    ---------
   Total non-interest expense                     75,717       61,535
                                               ---------    ---------
   (Loss) income
    before income taxes                           12,036       28,964
      Income tax
       (benefit) expense                           1,920        8,519
                                               ---------    ---------
   Net (loss) income                           $  10,116    $  20,445
                                               =========    =========

                         Home BancShares, Inc.
                    Selected Financial Information
                              (Unaudited)

 (Dollars and shares in thousands,
 except per share data)
 ---------------------------------
                                     Quarter Ended
                      -----------------------------------------------
                      Dec. 31,  Sep. 30,  Jun. 30,  Mar. 31,  Dec. 31,
                        2008      2008     2008       2008      2007
                      --------  --------  --------  --------  --------

  PER SHARE DATA
  --------------
   (Adjusted for 8% Stock Dividend)

 Diluted (loss)
  earnings
  per share            $ (0.46)   $ 0.32    $ 0.28    $ 0.36    $ 0.28
 Diluted cash
  (loss) earnings
  per share              (0.45)     0.34      0.29      0.37      0.30
 Basic (loss)
  earnings
  per share              (0.47)     0.32      0.29      0.37      0.29
 Dividends per
  share - common         0.065     0.060     0.051     0.046     0.042
 Book value per
  common share           14.25     14.68     14.53     14.46     13.58
 Tangible book
  value per
  common share           11.40     11.80     11.64     11.55     11.16

   STOCK INFORMATION
   -----------------
   (Adjusted for 8% Stock Dividend)

 Average common
  shares
  outstanding           19,840    19,814    19,810    19,802    18,626
 Average diluted
  shares
  outstanding           20,340    20,323    20,298    20,295    18,941
 End of period
  common shares
  outstanding           19,860    19,823    19,810    19,804    18,630

   ANNUALIZED PERFORMANCE RATIOS
   -----------------------------

 Return on
  average assets        -1.43%     1.00%     0.89%     1.15%     0.94%
 Cash return on
  average assets        -1.41%     1.07%     0.95%     1.22%     1.01%
 Return on
  average equity       -12.80%     9.02%     7.91%    10.35%     8.56%
 Cash return on
  average
  tangible equity      -15.43%    11.72%    10.38%    13.53%    10.98%
 Efficiency ratio       80.96%    59.25%    64.04%    51.94%    60.54%
 Net interest
  margin - FTE           3.78%     3.82%     3.89%     3.78%     3.61%
 Fully taxable
  equivalent
  adjustment               848       768       752       716       659

   RECONCILIATION OF CASH (LOSS) EARNINGS
   --------------------------------------
   (Adjusted for 8% Stock Dividend)

 GAAP net (loss)
  income              $ (9,380) $  6,564  $  5,654  $  7,278  $  5,395
 Intangible
  amortization
  after-tax                281       281       280       282       267
                      --------  --------  --------  --------  --------
 Cash (loss)
  earnings            $ (9,099) $  6,845  $  5,934  $  7,560  $  5,662
                      ========  ========  ========  ========  ========

 GAAP diluted
  (loss) earnings
  per share           $  (0.46) $   0.32  $   0.28  $   0.36  $   0.28
 Intangible
  amortization
  after-tax               0.01      0.02      0.01      0.01      0.02
                      --------  --------  --------  --------  --------
 Diluted cash
  (loss) earnings
  per share           $  (0.45) $   0.34  $   0.29  $   0.37  $   0.30
                      ========  ========  ========  ========  ========

   OTHER OPERATING EXPENSES
   ------------------------

 Advertising          $    669  $    670  $    691  $    614  $    836
 Merger Expenses         1,775        --        --        --        --
 Amortization of
  intangibles              462       462       463       462       439
 Amortization of
  mortgage
  servicing
  rights                   147       148       147       147        --
 Electronic
  banking expense          665       740       823       752       556
 Directors' fees           275       254       231       231       226
 Due from bank
  service charges           89        73        82        62        52
 FDIC and state
  assessment               479       524       429       372       333
 Insurance                 241       244       235       228       218
 Legal and
  accounting               406       382       316       280       276
 Mortgage
  servicing
  expense                   77        59        74        87        --
 Other
  professional
  fees                     165       184       444       833       317
 Operating
  supplies                 236       234       245       244       289
 Postage                   185       189       188       180       165
 Telephone                 199       238       233       231       263
 Other expense           1,629     1,698     1,406     1,194       997
                      --------  --------  --------  --------  --------

    Total other
     operating
     expenses         $  7,699  $  6,099  $  6,007  $  5,917  $  4,967
                      ========  ========  ========  ========  ========

 (Dollars and shares in thousands,
 except per share data)
 ---------------------------------

                                    Year Ended
                                --------------------
                                Dec. 31,    Dec. 31,
                                  2008        2007
                                --------    --------

  PER SHARE DATA
  --------------
   (Adjusted for 8% Stock Dividend)

 Diluted earnings
  per share                     $   0.50    $   1.08
 Diluted cash
  earnings per
  share                             0.55        1.14
 Basic earnings
  per share                         0.51        1.10
 Dividends per
  share - common                   0.222       0.134
 Book value per
  common share                     14.25       13.58
 Tangible book
  value per
  common share                     11.40       11.16

   STOCK INFORMATION
   -----------------
   (Adjusted for 8% Stock Dividend)

 Average common
  shares
  outstanding                     19,816      18,614
 Average diluted
  shares
  outstanding                     20,313      18,927
 End of period
  common shares
  outstanding                     19,860      18,630

   ANNUALIZED PERFORMANCE RATIOS
   -----------------------------

 Return on
  average assets                   0.39%       0.92%
 Cash return on
  average assets                   0.44%       0.98%
 Return on
  average equity                   3.51%       8.50%
 Cash return on
  average
  tangible equity                  4.88%      11.06%
 Efficiency ratio                 62.68%      62.10%
 Net interest
  margin - FTE                     3.82%       3.52%
 Fully taxable
  equivalent
  adjustment                       3,084       2,526

   RECONCILIATION OF CASH EARNINGS
   -------------------------------
   (Adjusted for 8% Stock Dividend)

 GAAP net income                $ 10,116    $ 20,445
 Intangible
  amortization
  after-tax                        1,124       1,068
                                --------    --------
 Cash earnings                  $ 11,240    $ 21,513
                                ========    ========

 GAAP diluted
  earnings per
  share                         $   0.50    $   1.08
 Intangible
  amortization
  after-tax                         0.05        0.06
                                --------    --------
 Diluted cash
  earnings per
  share                         $   0.55    $   1.14
                                ========    ========

   OTHER OPERATING EXPENSES
   ------------------------

 Advertising                    $  2,644    $  2,691
 Merger Expenses                   1,775          --
 Amortization of
  intangibles                      1,849       1,756
 Amortization of
  mortgage
  servicing
  rights                             589          --
 Electronic
  banking expense                  2,980       2,359
 Directors' fees                     991         843
 Due from bank
  service charges                    307         214
 FDIC and state
  assessment                       1,804       1,016
 Insurance                           947         901
 Legal and
  accounting                       1,384       1,206
 Mortgage
  servicing
  expense                            297          --
 Other
  professional
  fees                             1,626         902
 Operating
  supplies                           959         983
 Postage                             742         663
 Telephone                           901         951
 Other expense                     5,927       4,447

    Total other
     operating
     expenses                  $  25,722    $ 18,932
                               =========    ========

                           Home BancShares, Inc.
                     Selected Financial Information
                                (Unaudited)

                                   Dec. 31,        Sep. 30,     Jun. 30,
  (Dollars in thousands)             2008            2008         2008
 ------------------------            -----          -----       -----

         LOAN BALANCES
         -------------

  Real estate
      Commercial real
       estate loans
         Non-farm/non-residential  $  816,603   $  798,447   $  787,824
         Construction/land
          development                 320,398      339,691      353,415
         Agricultural                  23,603       25,097       24,033
  Residential real estate loans
         Residential 1-4 family       391,255      376,722      365,577
         Multifamily residential       56,440       61,341       74,065
                                   ----------   ----------   ----------
   Total real estate                1,608,299    1,601,298    1,604,914
   Consumer                            46,615       49,600       54,060
   Commercial and industrial          255,153      255,933      238,870
   Agricultural                        23,625       38,431       33,794
   Other                               22,540       22,661       19,634
                                   ----------   ----------   ----------
      Total loans receivable
       before allowance
       for loan losses              1,956,232    1,967,923    1,951,272
   Allowance for loan losses           40,385       36,372       36,563
                                   ----------   ----------   ----------
   Total loans receivable, net     $1,915,847   $1,931,551   $1,914,709
                                   ==========   ==========   ==========
   Loans to deposits                   105.86%      102.87%      102.60%

     ALLOWANCE FOR LOAN LOSSES
     -------------------------

   Balance, beginning of period    $   36,372   $   36,563   $   37,075
   Loans charged off                   16,141        1,673        2,483
   Recoveries of loans
    previously charged off                 90           43        1,267
                                   ----------   ----------   ----------
      Net loans charged off            16,051        1,630        1,216
   Provision for loan losses           20,064        1,439          704
   Allowance for loan losses of
    acquired institution                   --           --           --
                                   ----------   ----------   ----------
   Balance, end of period          $   40,385   $   36,372   $   36,563
                                   ==========   ==========   ==========
   Net charge-offs to average
    loans                                3.23%        0.33%        0.26%
   Allowance for loan losses to
    total loans                          2.06%        1.85%        1.87%

     NON-PERFORMING ASSETS
     ---------------------

   Non-performing loans
      Non-accrual loans            $   28,524   $   15,571   $   11,772
      Loans past due 90 days
       or more                          1,374          490          446
                                   ----------   ----------   ----------
         Total non-performing
          loans                        29,898       16,061       12,218
                                   ----------   ----------   ----------
   Other non-performing assets
      Foreclosed assets held
       for sale                         6,763        9,392        5,284
      Non-accrual investments              --        3,860        3,860
      Other non-performing assets          16           13           59
                                   ----------   ----------   ----------
         Total other
          non-performing assets         6,779       13,265        9,203
                                   ----------   ----------   ----------
         Total non-performing
          assets                   $   36,677   $   29,326   $   21,421
                                   ==========   ==========   ==========
   Allowance for loan losses to
    non-performing loans               135.08%      226.46%      299.26%
   Non-performing loans to
    total loans                          1.53%        0.82%        0.63%
   Non-performing assets to
    total assets                         1.42%        1.11%        0.82%

                           Home BancShares, Inc.
                      Selected Financial Information
                                (Unaudited)

                                               Mar. 31,         Dec. 31,
  (Dollars in thousands)                         2008             2007
 ------------------------                       -----            -----

      LOAN BALANCES
      -------------

  Real estate
     Commercial real estate loans
       Non-farm/non-residential                $  765,881    $  607,638
       Construction/land development              341,442       367,422
       Agricultural                                24,739        22,605
    Residential real estate loans
       Residential 1-4 family                     343,475       259,975
       Multifamily residential                     73,220        45,428
                                               ----------    ----------
 Total real estate                              1,548,757     1,303,068
 Consumer                                          55,251        46,275
 Commercial and industrial                        224,756       219,062
 Agricultural                                      17,559        20,429
 Other                                             20,646        18,160
                                               ----------    ----------
    Total loans receivable before
      allowance for loan losses                 1,866,969     1,606,994
 Allowance for loan losses                         37,075        29,406
                                               ----------    ----------
 Total loans receivable, net                   $1,829,894    $1,577,588
                                               ==========    ==========
 Loans to deposits                                 100.66%       100.93%

    ALLOWANCE FOR LOAN LOSSES
    -------------------------

 Balance, beginning of period                  $   29,406    $   28,636
 Loans charged off                                    623           486
 Recoveries of loans previously
  charged off                                         101            61
                                               ----------    ----------
    Net loans charged off                             522           425
 Provision for loan losses                          4,809         1,195
 Allowance for loan losses of
  acquired institution                              3,382            --
                                               ----------    ----------
 Balance, end of period                        $   37,075    $   29,406
                                               ==========    ==========
 Net charge-offs to average loans                    0.11%         0.11%
 Allowance for loan losses to total loans            1.99%         1.83%

    NON-PERFORMING ASSETS
    ---------------------

 Non-performing loans
    Non-accrual loans                          $   12,033    $    2,952
    Loans past due 90 days or more                     --           301
                                               ----------    ----------
       Total non-performing loans                  12,033         3,253
                                               ----------    ----------
 Other non-performing assets
    Foreclosed assets held for sale                 5,097         5,083
    Non-accrual investments                            --            --
    Other non-performing assets                        27            15
                                               ----------    ----------
       Total other non-performing assets            5,124         5,098
                                               ----------    ----------
       Total non-performing assets             $   17,157    $    8,351
                                               ==========    ==========
 Allowance for loan losses to
  non-performing loans                             308.11%       903.97%
 Non-performing loans to total loans                 0.64%         0.20%
 Non-performing assets to total assets               0.67%         0.36%

                          Home BancShares, Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

 (Dollars in thousands)
 ---------------------

                            Three Months Ended
             ---------------------------------------------------------
                    December 31, 2008             September 30, 2008
             ----------------------------  ---------------------------
                Average  Income/   Yield/   Average  Income/   Yield/
                Balance  Expense    Rate    Balance  Expense    Rate
             ----------  --------- ------  ----------  --------- ------

      ASSETS
      ------
 Earning
  assets
  Interest-
   bearing
   balances
   due from
   banks     $    5,381    $     6   0.44%  $   6,882   $     35  2.02%
  Federal
   funds
   sold          12,078         24   0.79%      5,196         24  1.84%
  Invest-
  ment
  securities
  - taxable     249,614      2,870   4.57%    266,400      2,982  4.45%
  Investment
   securi-
   ties -
   non-tax-
   able -
   FTE          117,278      2,003   6.79%    113,222      1,925  6.76%
  Loans
   receiv-
   able
   - FTE      1,979,358     30,639   6.16%  1,964,267     31,890  6.46%
             ----------    -------         ----------    -------
    Total
     interest-
     earning
     assets   2,363,709     35,542   5.98%  2,355,967     36,856  6.22%
                           -------                       -------
  Non-earning
   assets       252,327                       247,510
             ----------                    ----------
    Total
     assets  $2,616,036                    $2,603,477
             ==========                    ==========

    LIABILITIES AND SHAREHOLDERS' EQUITY
    ------------------------------------
 Liabilities
  Interest-bearing liabilities
   Savings
    and
    interest-
    bearing
    transaction
    accounts  $ 681,991   $  1,914   1.12% $  690,564    $ 2,651  1.53%
   Time
    deposits    966,149      7,786   3.21%    940,558      8,101  3.43%
             ----------   --------         ----------    -------
    Total
     interest-
     bearing
     depo-
     sits     1,648,140      9,700   2.34%  1,631,122     10,752  2.62%
  Federal
   funds
   purchased      5,320         14   1.05%     16,044         79  1.96%
  Securi-
   ties
   sold
   under
   agree-
   ment to
   repur-
   chase        107,782        173   0.64%    111,829        394  1.40%
  FHLB
   borrowed
   funds        263,261      2,382   3.60%    254,230      2,239  3.50%
  Subordi-
   nated
   deben-
   tures         47,588        800   6.69%     47,611        769  6.43%
             ----------   --------         ----------    -------
    Total
     interest-
     bearing
     liabil-
     ities    2,072,091     13,069   2.51%  2,060,836     14,233  2.75%
                          --------                      --------
  Non-
   interest
   bearing
   liabil-
   ities
   Non-
    interest
    bearing
    deposits    238,684                       242,155
   Other
    liabil-
    ities        13,836                        10,961
             ----------                    ----------
    Total
     liabil-
     ities    2,324,611                     2,313,952
 Share-
  holders'
  equity        291,425                       289,525
             ----------                    ----------
    Total
     liabil-
     ities
     and
     share-
     holders'
     equity  $2,616,036                    $2,603,477
             ==========                    ==========
 Net
  interest
  spread                             3.47%                        3.47%
 Net
  interest
  income
  and
  margin -
  FTE                     $ 22,473   3.78%              $ 22,623  3.82%
                          ========                      ========

                       Home BancShares, Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

 (Dollars in thousands)
 ---------------------

                                     Years Ended
             ---------------------------------------------------------
                    December 31, 2008           December 31, 2007
             ----------------------------  ---------------------------
                Average  Income/   Yield/   Average  Income/   Yield/
                Balance  Expense    Rate    Balance  Expense    Rate
             ----------  --------- ------  ----------  --------- ------

       ASSETS
       ------
 Earning
  assets
  Interest-
   bearing
   balances
   due from
   banks     $    5,691  $     133   2.34% $    3,235   $    166  5.13%
  Federal
  funds
  sold           14,745        313   2.12%      6,683        342  5.12%
  Investment
   securi-
   ties -
   taxable      279,152     12,610   4.52%    371,893     17,003  4.57%
  Investment
   securi-
   ties -
   non-
   taxable
   - FTE        112,724      7,649   6.79%     98,539      6,468  6.56%
  Loans
   receivable
    - FTE     1,922,861    128,097   6.66%  1,521,881    120,312  7.91%
             ----------   --------         ----------   --------
   Total
    interest-
    earning
    assets    2,335,173    148,802   6.37%  2,002,231    144,291  7.21%
                          --------                      --------
  Non-
   earning
   assets       249,767                       231,114
             ----------                    ----------
   Total
    assets   $2,584,940                    $2,233,345
             ==========                    ==========

     LIABILITIES AND SHAREHOLDERS' EQUITY
     ------------------------------------
 Liabilities
  Interest-
   bearing
   liabil-
   ities
   Savings
    and
    interest-
    bearing
    trans-
    action
    accounts  $ 684,234   $ 10,736   1.57%  $ 591,874   $ 17,032  2.88%
   Time
    deposits    937,270     34,857   3.72%    807,765     39,200  4.85%
             ----------   --------         ----------   --------
    Total
     interest-
     bearing
     depo-
     sits     1,621,504     45,593   2.81%  1,399,639     56,232  4.02%
  Federal
   funds
   pur-
   chased         7,850        182   2.32%     15,538        816  5.25%
  Securities
   sold
   under
   agree-
   ment to
   repur-
   chase        111,398      1,522   1.37%    121,751      4,746  3.90%
  FHLB
   borrowed
   funds        259,162      9,255   3.57%    183,248      8,982  4.90%
  Subordi-
   nated
   deben-
   tures         47,622      3,114   6.54%     44,620      3,002  6.73%
             ----------   --------         ----------   --------
    Total
     interest-
     bearing
     liabil-
     ities    2,047,536     59,666   2.91%  1,764,796     73,778  4.18%
                          --------                      --------
  Non-
   interest
   bearing
   liabil-
   ities
   Non-
    interest
    bearing
    depo-
    sits        236,009                       215,212
   Other
    liabil-
    ities        13,568                        12,781
             ----------                    ----------
    Total
     liabil-
     ities    2,297,113                     1,992,789
 Share-
  holders'
  equity        287,827                       240,556
             ----------                    ----------
   Total
    liabil-
    ities
    and
    share-
    holders'
    equity   $2,584,940                    $2,233,345
             ==========                    ==========
 Net
  interest
  spread                             3.46%                        3.03%
 Net
  interest
  income
  and
  margin -
  FTE                     $ 89,136   3.82%              $ 70,513  3.52%
                          ========                      ========

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770